UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        July 21, 1998 (January 16, 1998)
   ---------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                              PanAmSat Corporation*
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                       0-22531               95-4607698
  ---------------------------------------------------------------------------
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)



              One Pickwick Plaza, Greenwich, CT        06830
   ---------------------------------------------------------------------------
          (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:     (203) 622-6664
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
------   ------------

         The Registration Rights Agreement, dated as of January 16, 1998, among the Registrant, Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc, Citicorp Securities, Inc., BancAmerica Robertson Stephens and J.P. Morgan Securities Inc. is filed herewith as Exhibit 4.5 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)  Exhibits.
              --------

                   4.5 Registration Rights Agreement, dated as of January 16,
              1998, among the Registrant, Morgan Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc, Citicorp Securities, Inc., BancAmerica Robertson Stephens and J.P. Morgan Securities Inc.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PANAMSAT CORPORATION
                                               --------------------
                                                  (Registrant)


                                               By /s/James W. Cuminale
                                                 ------------------------------
                                                 James W. Cuminale
                                                 Senior Vice President, General
                                                   Counsel and Secretary
                                                   and a Duly Authorized Officer
                                                   of the Registrant
Date:  July 20, 1998

                                  EXHIBIT INDEX


                                                            Sequentially
Exhibit                                                     Numbered Page
-------                                                     -------------


4.5   Registration Rights Agreement, dated as of
      January 16, 1998, among the Registrant, Morgan
      Stanley & Co. Incorporated, Donaldson, Lufkin &
      Jenrette Securities Corporation, Salomon Brothers
      Inc, Citicorp Securities, Inc., BancAmerica
      Robertson Stephens and J.P. Morgan Securities
      Inc.